AD VALOREM DUTY PAID
ASST. COLLECTOR

STAMP OFFICE 12.12.19

HONG KONG 12.12.19 33

HONG KONG 00005.00 STAMP DUTY PAID

INSTRUMENT OF TRANSFER

WeTrade Information Technology Limited
微商科學信息技術有限公司

I/We CHE Kean Tat 徐建達
of Flat C, 20/F., Blk 2, Grand Promenade, 38 Tai Hong Street, Shaukiwan, Hong Kong.
in consideration of the sum of HK$10,000.00
paid to me/us by (name) WeTrade Group Inc.
(occupation) Corporation
of (address) 1621 Central Ave, Cheyenne, WY 82001, U.S.A.
(hereinafter "the said Transferee")
do hereby transfer to the said Transferee the *10,000* Ordinary share
numbered
standing in my/our name in the register of:-

WeTrade Information Technology Limited
微商科學信息技術有限公司

to hold unto the said Transferee his Executors, Administrators or Assigns, subject to the several conditions upon which I/we hold the same at the time of execution hereof. And I/we, the said Transferee do hereby agree to take the said share subject to the same conditions.

Witness our hands the 12 DEC 2019

Witness to the signature of the Transferor -) X

Witness's name and address:) CHE Kean Tat 徐建達

Witness to the signature of the Transferee -) ***For and on behalf of* WeTrade Group Inc.**

) X *Authorized Signature(s)*

Witness's name and address:) WeTrade Group Inc.

WeTrade Group Inc. *

Our Ref. (L04)
Doc. No. LP90017

CSA by P & L Associates

12.12.19 HONG KONG STAMP DUTY

HONG KONG 00010.00 $ ¢ STAMP DUTY PAID

SOLD NOTE

Transferee : WeTrade Group Inc.

Address : 1621 Central Ave, Cheyenne, WY 82001, U.S.A.

Occupation : Merchant

Name of company in which the share to be transferred -

WeTrade Information Technology Limited
微商科學信息技術有限公司

Number of share : *10,000* Ordinary

Consideration received : HK$10,000.00

(Transferor) X

CHE Kean Tat 徐建達

Dated 12 DEC 2019

INSTRUMENT OF TRANSFER ENDORSED

BOUGHT NOTE

Transferor : CHE Kean Tat 徐建達

Address : Flat C, 20/F., Blk 2, Grand Promenade, 38 Tai Hong Street, Shaukiwan, Hong Kong.

Occupation : Merchant

Name of company in which the share to be transferred -

WeTrade Information Technology Limited
微商科學信息技術有限公司

Number of share : *10,000* Ordinary

Consideration paid : HK$10,000.00

For and on behalf of
WeTrade Group Inc.

(Transferee) X

Authorized Signature(s)

WeTrade Group Inc.

WeTrade Group Inc. *

Dated 12 DEC 2019

HONG KONG 00010.00 STAMP DUTY PAID

Our Ref. (L04)
Doc. No. LP90017

12.12.19 HONG KONG STAMP DUTY

CSA by P & L Associates